Dated 11 March 2013

Deed of Variation

BETWEEN:

1.	KINGFISHER BEER EUROPE LIMITED, a Company registered in England with number 02367133 whose Registered Office is at Springfield House, Sandling Road, Maidstone, Kent ME14 2LP (formerly UBSN Limited) (“KBE”)of the first part, and

2.	MENDOCINO BREWING COMPANY INC, a California corporation with its principal place of business located at 13351 Highway 101 South, Hopland, California 95499 USA (“MBC”) of the other part

We refer to the Brewing License Agreement dated 26th October 2001 and Supplemental Agreement dated 29th June 2010 entered into between KBE and MBC (together the “Brewing License Agreement”) whereby KBE has granted an exclusive sub-license to MBC of the Trade Marks in the Territory as defined in the Brewing License Agreement.

This Deed of Variation sets out the terms on which KBE and MBC have agreed to amend the Brewing License Agreement. The parties hereby agree that the amendments set out in this Deed of Variation shall take effect from 9 October 2013.

Unless otherwise expressly stated to the contrary, defined terms used in this Deed of Variation shall have the same meanings as defined in the Brewing License Agreement. The amendments will be incorporated into and form part of the Brewing License Agreement between KBE and MBC. For the avoidance of doubt, all other terms relating to the Brewing License Agreement remain unaffected by the terms of this Deed of Variation and shall continue in full force and effect.

Amendments

1.	Clause 1.7 of the Brewing License Agreement shall be deleted and replaced with the following-

1.7	“Territory” shall mean Canada and the Caribbean Islands

This agreement shall be governed by and construed in accordance with the laws of England. The parties irrevocably submit to the exclusive jurisdiction of the Courts of England and Wales in respect of any claim, dispute or difference arising out of or in connection with this agreement.

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This document is executed as a deed and is delivered and takes effect at the date written at the beginning of it.

Executed by Kingfisher Beer Europe Limited acting by Damon Swarbrick, a director.	/s/ Damon Swarbrick
Signature of director

/s/ Mark Davis
In the presence of:	Signature of Witness

Mark Davis
Name of Witness

Springfield House
Sandling Road, Maidstone, Kent
Address of Witness

Company Secretary
Witness’s occupation/status

Executed by Mendocino Brewing Company Inc acting by Yashpal Singh, a director.	/s/ Yashpal Singh
Signature of director

/s/ Mahadevan Narayanan
In the presence of:	Signature of Witness

Mahadevan Narayanan
Name of Witness

1601, Airport Road, Ukiah, CA 95482
Address of Witness

Chief Financial Officer
Witness’s occupation/status

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